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                             PLAN OF SHARE EXCHANGE

ACQUIRING
CORPORATION:           FORTUNE ENTERTAINMENT CORPORATION
                       (A Delaware Corporation)

SUBJECT
CORPORATION:           FORTUNE ENTERTAINMENT CORPORATION
                       (A Bahama Corporation)

         The Effective Date of the Share Exchange will be October 14, 1997.

         The Plan of Share Exchange is as follows:

         The Acquiring Corporation will issue one share of its common stock, one share of Series A Preferred Stock, one share of Series B Preferred Stock and one share of Series C Preferred Stock in exchange for each 2.5 issued and outstanding shares of the Subject Corporation.

         AGREED TO AND ACCEPTED this 14th day of October, 1997.

                                               FORTUNE ENTERTAINMENT CORPORATION
                                               (A Delaware Corporation)

                                               By /s/ David Jackson
                                                  ------------------------------
                                                                     President

                                               FORTUNE ENTERTAINMENT CORPORATION
                                               (A Bahama Corporation)

                                               By /s/ XXXXXXXXXXXXX
                                                  ------------------------------
                                                                     President